UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 01, 2025

Lake Shore Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

United States	000-51821	20-4729288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street
Dunkirk, New York		14048
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 716 366-4070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 1, 2025, Lake Shore Bancorp, Inc. (“Lake Shore Federal Bancorp”) held a Special Meeting of Stockholders (the “Special Meeting”). The final vote results on each matter submitted to a vote of stockholders are as follows:

1. To approve an Amended and Restated Plan of Conversion and Reorganization, whereby Lake Shore, MHC and Lake Shore Federal Bancorp will convert and reorganize from the mutual holding company structure to the stock holding company structure:

Including Votes Cast by Lake Shore, MHC:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	5,035,927	10,244	4,050	67,988

Excluding Votes Cast by Lake Shore, MHC:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	1,399,052	10,244	4,050	67,988

2. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient proxies at the time of the Special Meeting to approve the Amended and Restated Plan of Conversion and Reorganization:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	5,095,625	20,809	1,775	-

3. Informational proposal to approve a provision in the Articles of Incorporation of Lake Shore Bancorp, Inc. requiring a super-majority vote of stockholders to approve certain amendments to the Articles of Incorporation:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	4,545,450	493,391	11,380	67,988

4. Informational proposal to approve a provision in the Articles of Incorporation of Lake Shore Bancorp, Inc. requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to the Bylaws of Lake Shore Bancorp, Inc.:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	4,514,828	527,313	8,080	67,988

5. Informational proposal to approve a provision in the Articles of Incorporation of Lake Shore Bancorp, Inc. to limit the voting rights of shares beneficially owned in excess of 10% of the outstanding voting stock of Lake Shore Bancorp, Inc.:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Number of votes	4,535,859	506,039	8,323	67,988

Item 8.01 Other Events.

On July 1, 2025, the members of Lake Shore, MHC, the mutual holding company parent of Lake Shore Federal Bancorp, approved the Amended and Restated Plan of Conversion and Reorganization.

On July 1, 2025, Lake Shore Federal Bancorp issued a press release to announce the receipt of stockholder approval and member approval. A copy of the press release is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated July 1, 2025

104 Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

Date:	July 1, 2025	By:	/s/ Taylor M. Gilden
Taylor M. Gilden, Chief Financial Officer and Treasurer